Exhibit 99.2

Financial Supplement

Table of Contents

Definitions

Condensed Consolidated Balance Sheets as of March 31, 2022 and December 31, 2021

Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2022 and 2021

Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2022 and 2021

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) for the Three Months Ended March 31, 2022 and 2021

EBITDA Reconciliations – Three Months Ended March 31, 2022 and 2021

NOI Reconciliations – Three Months Ended March 31, 2022 and 2021

Same Property NOI Reconciliation

Same Property Revenues

Same Property Statistics – Retail and Flex Properties

Weighted Average Lease Term

Weighted Average Mortgage Payable Maturity

Weighted Average Mortgage Payable Interest Rate

Definitions

Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), Same Property NOI, and earnings before interest, taxes, depreciation and amortization for real estate ("EBITDA").

While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, and EBITDA, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows:

• EBITDA is net income, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue, loss on impairment, and impairment of assets held for sale.

• NOI from property operations is calculated as net loss, as defined by U.S. GAAP, plus preferred dividends, legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, interest expense, including amortization of financing costs, share based compensation expense, net amortization of above and below market leases, loss on impairment, impairment of assets held for sale, and other income. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. NOI presented in this financial supplement includes an adjustment to the Company’s net loss for amortization of above and below market leases and, as a result, varies from NOI presented in the Company’s Annual Report on Form 10-Q for the three months ended March 31, 2022.

• Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties acquired or sold during the periods presented.

NOI, Same Property NOI, Same Property Revenues, and EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI, Same Property NOI, and EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

FFO and AFFO Funds from operations (“FFO”), a non-GAAP measure, is an alternative measure of operating performance, specifically as it relates to results of operations and liquidity. FFO is computed in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs and above and below market leases) and after adjustments for unconsolidated partnerships and joint ventures. In addition to FFO, Adjusted FFO (“AFFO”), excludes non-cash items such as amortization of loans and above and below market leases, unbilled rent arising from applying straight line rent revenue recognition and share-based compensation expenses. Additionally, the impact of capital expenditures, including tenant improvement and leasing commissions, net of reimbursements of such expenditures by property escrow funds, is included in the calculation of AFFO.

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	March 31, 2022	December 31, 2021
	(Unaudited)
ASSETS
Investment properties, net	$68,762,027	$69,407,915
Cash	4,629,945	4,370,405
Restricted cash	3,449,089	3,013,572
Rent and other receivables, net of allowance of $25,793 and $13,010, as of March 31, 2022 and December 31, 2021, respectively	344,358	466,141
Assets held for sale	9,897,045	9,846,208
Unbilled rent	887,168	872,322
Intangible assets, net	3,724,381	4,200,392
Other assets	498,732	370,133
Total Assets	$92,192,745	$92,547,088

LIABILITIES
Accounts payable and accrued liabilities	$1,345,520	$1,307,257
Intangible liabilities, net	1,784,995	1,880,612
Mortgages payable, net	54,353,683	54,517,822
Mortgages payable, net, associated with assets held for sale	7,615,368	7,615,368
Mandatorily redeemable preferred stock, net	4,281,563	4,227,640
Total Liabilities	$69,381,129	$69,548,699

EQUITY
Common stock, 17,114,215 and 16,052,617 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	$171,142	160,524
Additional paid-in capital	50,769,941	49,645,428
Offering costs	(3,350,946)	(3,350,946)
Accumulated deficit	(26,287,080)	(24,981,346)
Total Stockholders’ Equity	21,303,057	21,473,660
Noncontrolling interests - Hanover Square Property	136,284	146,603
Noncontrolling interests - Parkway Property	499,602	500,209
Noncontrolling interests - Operating Partnership	872,673	877,917
Total Equity	$22,811,616	$22,998,389
Total Liabilities and Equity	$92,192,745	$92,547,088

See notes to condensed consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
REVENUE
Retail center property revenues	$1,525,085	$1,193,641
Flex center property revenues	613,390	182,877
Hotel property room revenues	762,200	1,286,748
Hotel property other revenues	3,289	8,637
Total Revenue	$2,903,964	$2,671,853

OPERATING EXPENSES
Retail center property operating expenses	$450,125	$327,930
Flex center property operating expenses	161,381	54,088
Hotel property operating expenses	372,860	797,395
Bad debt expense	12,783	3,196
Share based compensation expenses	233,100	149,981
Legal, accounting and other professional fees	459,869	491,855
Corporate general and administrative expenses	80,706	69,137
Loss on impairment	36,670	—
Impairment of assets held for sale	175,671	—
Depreciation and amortization	1,155,197	653,233
Total Operating Expenses	3,138,362	2,546,815
Operating (loss) income	(234,398)	125,038
Interest expense	841,424	2,434,132
Net Loss from Operations	(1,075,822)	(2,309,094)
Other income	95,439	1,352
Net Loss	(980,383)	(2,307,742)
Less: Net loss attributable to Hampton Inn Property noncontrolling interests	—	(25,238)
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(319)	(7,020)
Less: Net income attributable to Parkway Property noncontrolling interests	10,193	—
Less: Net (loss) income attributable to Operating Partnership noncontrolling interests	(973)	2,040
Net Loss Attributable to Medalist Common Shareholders	$(989,284)	$(2,277,524)

Loss per share from operations - basic and diluted	$(0.06)	$(0.39)

Weighted-average number of shares - basic and diluted	16,037,073	5,856,365

Dividends paid per common share	$0.02	$—

See notes to condensed consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	$(980,383)	$(2,307,742)

Adjustments to reconcile consolidated net loss to net cash flows from operating activities
Depreciation	771,560	454,774
Amortization	383,637	198,459
Loan cost amortization	28,118	44,190
Mandatorily redeemable preferred stock issuance cost and discount amortization	53,923	49,449
Convertible debenture issuance cost, discount and beneficial conversion feature amortization	—	1,455,324
Above (below) market lease amortization, net	(26,034)	3,237
Bad debt expense	12,783	3,196
Share-based compensation	233,100	149,981
Impairment of assets held for sale	175,671	—
Loss on impairment	36,670	—

Changes in assets and liabilities
Rent and other receivables, net	109,000	107,599
Unbilled rent	(14,846)	(88,092)
Other assets	(128,599)	(288,524)
Accounts payable and accrued liabilities	38,263	424,967
Net cash flows from operating activities	692,863	206,818

CASH FLOWS FROM INVESTING ACTIVITIES

Capital expenditures	(366,059)	(45,140)
Net cash flows from investing activities	(366,059)	(45,140)

CASH FLOWS FROM FINANCING ACTIVITIES

Dividends and distributions paid	(341,521)	(12,000)
Repayment of mortgages payable	(192,257)	(134,150)
Proceeds from sales of common stock, net of capitalized offering costs	1,188,574	1,305,000
Offering costs paid related to common stock offering	—	(66,202)
Repurchases of common stock, including costs and fees	(286,543)	—
Net cash flows from financing activities	368,253	1,092,648

INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	695,057	1,254,326
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of period	7,383,977	5,096,928
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period	$8,079,034	$6,351,254

CASH AND CASH EQUIVALENTS, end of period, shown in condensed consolidated balance sheets	4,629,945	3,681,292
RESTRICTED CASH including assets restricted for capital and operating reserves and tenant deposits, end of period, shown in condensed consolidated balance sheets	3,449,089	2,669,952
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period shown in the condensed consolidated statements of cash flows	$8,079,034	$6,351,244

Supplemental Disclosures and Non-Cash Activities:

Other cash transactions:
Interest paid	$682,456	$897,369

Non-cash transactions:
Conversion of convertible debentures and accrued interest to common stock	$—	$3,799,268
Transfer of investment properties, net to assets held for sale, net	—	9,683,555
Transfer of mortgages payable, net to mortgages payable associated with assets held for sale, net	—	7,592,931

See notes to condensed consolidated financial statements

Medalist Diversified REIT

Funds from Operations and Adjusted Funds from Operations

For the Three Months Ended March 31, 2022 and 2021

(Unaudited)

	Three months ended
	March 31,
	2022	2021
Funds from operations
Net Loss	$(980,383)	$(2,307,742)
Depreciation of tangible real property assets	602,845	365,726
Depreciation of tenant improvements	148,924	74,336
Amortization of leasing commissions	19,791	14,712
Amortization of intangible assets	383,637	198,459
Loss on impairment	36,670	-
Impairment of assets held for sale	175,671	-
Funds from operations	$387,155	$(1,654,509)

Adjusted funds from operations
Funds from operations	$387,155	$(1,654,509)
Amortization of above market leases	69,583	53,613
Amortization of below market leases	(95,617)	(50,376)
Straight line rent	(14,921)	(88,092)
Capital expenditures	(366,059)	(45,150)
Increase in fair value of interest rate cap	(91,042)	(160)
Amortization of loan issuance costs	28,118	44,190
Amortization of preferred stock discount and offering costs	53,923	49,449
Amortization of convertible debenture discount, offering costs and beneficial conversion feature	-	1,455,324
Share-based compensation	233,100	149,981
Bad debt expense	12,783	3,196
Adjusted funds from operations (AFFO)	$217,023	$(82,534)

EBITDA Reconciliation

	Three months ended
	March 31
	2022 (Unaudited)	2021 (Unaudited)
Net Loss	$(980,383)	$(2,307,742)
Plus: Preferred dividends, including amortization of capitalized issuance costs	153,923	149,449
Plus: Interest expense, including amortization of capitalized loan issuance costs	687,501	2,284,683
Plus: Depreciation expense	771,560	454,774
Plus: Amortization of intangible assets	383,637	198,459
(Less) Plus: Net amortization of above and below market leases	(26,034)	3,237
Plus: Loss on impairment	36,670	-
Plus: Impairment of assets held for sale	175,671	-
EBITDA	$1,202,545	$782,860

NOI Reconciliation

	Three months ended
	March 31,
Net Operating Income	2022 (Unaudited)	2021 (Unaudited)
Net Loss	$(980,383)	$(2,307,742)
Plus: Preferred dividends, including amortization of capitalized issuance costs	153,923	149,449
Plus: Legal, accounting and other professional fees	459,869	491,855
Plus: Corporate general and administrative expenses	80,706	69,137
Plus: Depreciation expense	771,560	454,774
Plus: Amortization of intangible assets	383,637	198,459
Plus: Interest expense, including amortization of capitalized loan issuance costs	687,501	2,284,683
Plus: Share based compensation expense	233,100	149,981
Plus: Loss on impairment	36,670	-
Plus: Impairment of assets held for sale	175,671	-
Less: Other income	(95,439)	(1,352)
(Less) Plus: Net amortization of above and below market leases	(26,034)	3,237
Net Operating Income - NOI	$1,880,781	$1,492,481

	Three months ended
	March 31,
Components of Net Operating Income	2022 (Unaudited)	2021 (Unaudited)
Revenues:
Retail and flex property rental revenues (1)	$1,775,616	$1,153,234
Retail and flex property tenant reimbursement revenues	336,825	226,471
Hotel property revenues	765,489	1,295,385
Total revenues	2,877,930	2,675,090

Operating expenses:
Retail and flex property operating expenses	611,506	382,018
Hotel property operating expenses	372,860	797,395
Bad debt expense	12,783	3,196
Total operating expenses	997,149	1,182,609

Net Operating Income - NOI	$1,880,781	$1,492,481

(1)	Excludes amortization of above and below market leases.

Same Property NOI Reconciliation

	For the Three months ended
	March 31,
All Properties	2022 (Unaudited)	2021 (Unaudited)	Change ($)	Change (%)
Same Property NOI	$1,410,231	$1,424,822	$(14,591)	(1.0)%
NOI of properties purchased subsequent to March 31, 2021 (1)	470,550	-	470,550
NOI of properties sold subsequent to March 31, 2021 (2)	-	67,659	(67,659)
Total NOI (3)	$1,880,781	$1,492,481	$388,300	26.0%

(1)	Lancer Center, Greenbrier Business Center and Parkway
(2)	Greensboro Hampton Inn
(3)	Excludes net amortization of above and below market leases of ($26,034) and $3,237 for the three months ended March 31, 2022 and 2021, respectively.

	For the Three months ended
	March 31,
Retail Properties	2022 (Unaudited)	2021 (Unaudited)	Change ($)	Change (%)
Same Property NOI	$878,860	$865,173	$13,687	1.6%
NOI of properties purchased subsequent to March 31, 2021 (1)	185,676	-	185,676
NOI of properties sold subsequent to March 31, 2021	-	-	-
Total NOI (2)	$1,064,536	$865,173	$199,363	23.0%

(1)	Lancer Center
(2)	Excludes net amortization of above and below market leases of ($2,633) and $2,658 for the three months ended March 31, 2022 and 2021, respectively

	For the Three months ended
	March 31,
Flex Properties	2022 (Unaudited)	2021 (Unaudited)	Change ($)	Change (%)
Same Property NOI	$138,742	$129,318	$9,424	7.3%
NOI of properties purchased subsequent to March 31, 2021 (1)	284,874	-	284,874
NOI of properties sold subsequent to March 31, 2021	-	-	-
Total NOI (2)	$423,616	$129,318	$294,298	227.6%

(1)	Greenbrier Business Center and Parkway
(2)	Excludes net amortization of above and below market leases of ($23,401) and $579 for the three months ended March 31, 2022 and 2021, respectively

	For the Three months ended
	March 31,
Hotel Properties	2022 (Unaudited)	2021 (Unaudited)	Change ($)	Change (%)
Same Property NOI	$392,629	$430,331	$(37,702)	(8.8)%
NOI of properties purchased subsequent to March 31, 2021	-	-	-
NOI of properties sold subsequent to March 31, 2021 (1)	-	67,659	(67,659)
Total NOI	$392,629	$497,990	$(105,361)	(21.2)%

(1)	Greensboro Hampton Inn

Same Property Revenues

	For the Three months ended
	March 31,
All Properties	2022 (Unaudited)	2021 (Unaudited)	Change ($)	Change (%)
Same Property Revenues	$2,178,750	$2,146,053	$32,697	1.5%
Revenues from properties purchased subsequent to March 31, 2021 (1)	725,214	-	725,214
Revenues of properties sold subsequent to March 31, 2021 (2)	-	525,800	(525,800)
Total Revenues (2)	$2,903,964	$2,671,853	$232,111	8.7%

(1)	Lancer Center, Greenbrier Business Center and Parkway
(2)	Greensboro Hampton Inn
(3)	Includes net amortization of above and below market leases of ($26,034) and $3,237 for the three months ended March 31, 2022 and 2021, respectively

	For the Three months ended
	March 31,
Retail Center Properties	2022 (Unaudited)	2021 (Unaudited)	Change ($)	Change (%)
Same Property Revenues	$1,215,284	$1,193,641	$21,643	1.8%
Revenues from properties purchased subsequent to March 31, 2021 (1)	309,801	-	309,801
Revenues of properties sold subsequent to March 31, 2021	-	-	-
Total Revenues (2)	$1,525,085	$1,193,641	$331,444	27.8%

(1)	Lancer Center
(2)	Includes net amortization of above and below market leases of ($2,633) and $2,658 for the three months ended March 31, 2022 and 2021, respectively

	For the Three months ended
	March 31,
Flex Center Properties	2022 (Unaudited)	2021 (Unaudited)	Change ($)	Change (%)
Same Property Revenues	$197,977	$182,827	$15,150	8.3%
Revenues from properties purchased subsequent to March 31, 2021 (1)	415,413	-	415,413
Revenues of properties sold subsequent to March 31, 2021	-	-	-
Total Revenues (2)	$613,390	$182,827	$430,563	235.5%

(1)	Greenbrier Business Center and Parkway
(2)	Includes net amortization of above and below market leases of ($23,401) and $579 for the three months ended March 31, 2022 and 2021, respectively

	For the Three months ended
	March 31,
Hotel Properties	2022 (Unaudited)	2021 (Unaudited)	Change ($)	Change (%)
Same Property Revenues	$765,489	$769,585	$(4,096)	(0.5)%
Revenues from properties purchased subsequent to March 31, 2021	-	-	-
Revenues of properties sold subsequent to March 31, 2021 (1)	-	525,800	(525,800)
Total Revenues	$765,489	$1,295,385	$(529,896)	(40.9)%

(1)	Greensboro Hampton Inn

Same Property Statistics – Retail and Flex Properties

Total Retail and Flex Properties

	Number of Properties		Total Square Feet		Occupancy
	As of March 31,		As of March 31,		As of March 31,
	2022	2021	2022	2021	2022	2021
Retail	4	3	553,281	371,691	95.4%	91.8%
Flex	3	1	218,269	64,880	90.4%	93.8%
Total	7	4	771,550	436,571	94.0%	92.1%

Retail and Flex - Same Properties

	Number of Properties		Total Square Feet		Occupancy
	As of March 31,		As of March 31,		As of March 31,
	2022	2021	2022	2021	2022	2021
Retail	3	3	371,691	371,691	93.2%	91.8%
Flex	1	1	64,880	64,880	100.0%	93.8%
Total	4	4	436,571	436,571	94.2%	92.1%

Weighted Average Lease Term

Retail Properties
Ashley Plaza	6.33
Franklin Square	3.69
Hanover Square	3.96
Lancer Center	4.08
Retail Property Average	4.64

Flex Properties
Brookfield	3.45
Greenbrier Business Center	1.78
Parkway	1.77
Flex Property Average	2.27

Retail and Flex Property Average	3.97

Weighted Average Debt Data

Weighted Average Mortgage Maturity (Years)	6.08

Weighted Average Mortgage Payable Interest Rate	4.2%